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                                                                    Exhibit 23.2










INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-45879, 333-13033, 333-13035, and 333-16901 of US Diagnostic Inc. on Forms
S-8 and Registration Statement Nos. 333-05395 and 333-67959 of US Diagnostic Inc. on Forms S-3 of our report dated March 22, 2000, appearing in this Annual Report on Form 10-K of US Diagnostic Inc. for the year ended December 31, 1999.



March 29, 2000